NEWS RELEASE

CONTANGO ORE, INC.

CONTANGO ORE, INC. ANNOUNCES FILING AND MAILING OF SPECIAL MEETING PROXY STATEMENT IN CONNECTION WITH THE PROPOSED PLAN OF ARRANGEMENT WITH DOLLY VARDEN

FAIRBANKS, AK – (February 23, 2026) – Contango ORE, Inc. (“Contango” or the “Company”) (NYSE American: CTGO) is pleased to announce that it has filed its definitive proxy statement dated February 13, 2026 (the "Proxy Statement") and related documents (collectively, the "Meeting Materials") with the Securities and Exchange Commission in connection with its upcoming special meeting (the “Meeting”) of the Contango Stockholders to consider and vote on a proposal to approve the previously announced plan of arrangement (the “Arrangement”) with Dolly Varden Silver Corporation (“Dolly Varden”). Any capitalized terms which are used herein but not defined have the meanings ascribed to them in the Proxy Statement.

The Meeting Materials have also been mailed to stockholders and can be accessed online on Contango’s website at www.contangoore.com/investors/special-meeting, and under the Company’s EDGAR profile.

Meeting Details

The Meeting will be held virtually at the following website: www.meetnow.global/MZZQV69, at 12:00 P.M. Central Time on March 17, 2026.

Stockholders are urged to vote as soon as possible, well in advance of the proxy voting deadline of 12:00 P.M. Central Time on March 13, 2026.

At the special meeting, Contango Stockholders will be asked to consider and vote on the following proposals:

1.
Proposal No. 1 – The Arrangement Proposal – to approve the issuance of common stock of Contango to Dolly Varden Shareholders in connection with the Arrangement;
2.
Proposal No. 2 – The Share Increase Proposal – to approve the increase of the number of authorized Contango Shares from 45,000,000 shares to 250,000,000 shares and the related amendment to the Contango Certificate of Incorporation that will be set forth in the Charter Amendment; and
3.
Proposal No. 3 – Incentive Plan Proposal – to approve the 2026 Omnibus Incentive Plan of Contango.

The Arrangement

Pursuant to the Arrangement Agreement dated December 7, 2025, Dolly Varden Shares will be acquired at an exchange ratio of 0.1652 of a share of common stock of Contango. The Arrangement will be implemented by way of a court-approved plan of arrangement under the Business Corporations Act (British Columbia).

Reasons for the Arrangement

In evaluating the Arrangement Agreement and the transactions contemplated thereby, the Contango Board consulted with Contango’s senior management and legal and financial advisors. The Contango Board considered a number of factors when evaluating the Arrangement, many of which support the Contango Board’s determination that the transactions contemplated by the Arrangement Agreement are advisable to and in the best interests of Contango and Contango Stockholders. The Contango Board considered these factors as a whole and without assigning relative weight to each such factor, and overall considered the relevant factors to be favorable to, and supportive of, its determinations and recommendations. These factors (which are not necessarily presented in order of relative importance and are not exhaustive) included:

•
the belief that the Arrangement will provide investors with a unique opportunity to participate in the upside of a well-funded North American asset portfolio consisting of the cash flowing high-grade Manh Choh gold mine in Alaska, as well as several high-grade silver and gold projects located in British Columbia and Alaska including the Kitsault Valley, Lucky Shot and Johnson Tract Projects;
•
the belief that the combination will create a leading North American-focused precious metals company with a complementary, multi-stage asset portfolio ranging from current production and cash flow to advanced-stage exploration and development;
•
the belief that the combined company will be well-funded, with significant cash reserves, and limited debt, enabling it to aggressively pursue exploration and development programs across its asset portfolio;
•
the belief that the combined company will benefit from a proven track record of exploration success and significant exploration upside across a larger, more diverse portfolio of properties;
•
the belief in a shared development philosophy focused on advancing high-grade, low-capital expenditure projects that are strategically located near existing infrastructure, supporting a potential Direct Shipping Ore (“DSO”) approach to minimize initial capital and accelerate paths to production;
•
the belief that the combined company’s increased market capitalization and scale will enhance its capital markets profile, leading to additional potential index inclusion, broader research coverage, and increased institutional ownership;
•
that significant stockholders of both Contango and Dolly Varden, in addition to all directors and officers, have entered into voting support agreements in favor of the Arrangement, representing approximately 22% of the outstanding shares of each company, respectively;

•
the belief that the restrictions imposed on Contango’s business and operations during the pendency of the Arrangement are reasonable and not unduly burdensome;

•
that the Exchange Ratio to Dolly Varden Shareholders is fixed and will not fluctuate in the event that the market price of Dolly Varden Shares increases relative to the market price of Contango Shares between the date of the Arrangement Agreement and the Closing;
•
the likelihood of consummation of the Arrangement and the Contango Board’s evaluation of the likely timeframe necessary to close the Arrangement;
•
that Contango Stockholders will have the opportunity to vote on the Arrangement Proposal, which is a condition precedent to the Arrangement;
•
that following the Arrangement, three of the current directors of Dolly Varden will join the board of directors of the combined company for a total of seven directors, and management of the combined company will feature proven and experienced mining and business leaders at both the board and executive management levels;
•
the Contango Board’s knowledge of, and discussions with, Contango’s senior management and advisors regarding Contango’s and Dolly Varden’s business operations, financial condition, results of operations and prospects, taking into account Contango’s due diligence investigation of Dolly Varden; and
•
Canaccord Genuity has provided a fairness opinion to the Contango Board, dated December 7, 2025, stating that, as of the date thereof, and based upon and subject to the assumptions, limitations and qualifications stated therein, the Exchange Ratio is fair, from a financial point of view, to the Contango Stockholders.

Board Recommendation

The Contango Board unanimously recommends that Contango Stockholders vote “FOR” the Arrangement Proposal, the Share Increase Proposal, and the Incentive Plan Proposal.

Voting Support Agreements

Voting support agreements have been entered into with all directors and officers of Contango and certain large stockholders, who collectively beneficially own (or exercise control or direction over) approximately 22% of the outstanding Contango shares as of the date of the Arrangement Agreement, and have agreed (subject to the terms of the agreements) to vote in favor of the Arrangement.

Stockholder Questions & Voting Assistance

If you have questions about the Proxy Statement or need help voting, please contact Contango’s proxy solicitation agent, Laurel Hill Advisory Group, by phone at 1-877-452-7184 (North America toll-free) or 416-304-0211 (collect calls outside North America), by text message by texting “INFO” to either number, or by email at assistance@laurelhill.com.

ABOUT CONTANGO

Contango is a NYSE American listed company that engages in the exploration for and development and production of gold and associated minerals in Alaska. Contango holds a 30% interest in the Peak Gold JV, which leases approximately 675,000 acres of land for exploration and development on the Manh Choh project, with the remaining 70% owned by KG Mining (Alaska), Inc., an indirect subsidiary of Kinross Gold Corporation, operator of the Peak Gold JV. The Company and its subsidiaries also have (i) a lease on the Johnson Tract project, which consists of mineral rights to approximately 21,000 acres located near tidewater, 125 miles southwest of Anchorage, Alaska, from the underlying owner, CIRI, (ii) a lease on the Lucky Shot project, which consists of mineral rights to approximately 8,600 acres of State of Alaska and patented mining claims located in the Willow Mining District about 75 miles north of Anchorage, Alaska, from the underlying owner, Alaska Hardrock Inc., (iii) mineral rights to approximately 145,000 acres of State of Alaska mining claims, and (iv) mineral rights to approximately 11,700 acres of State of Alaska mining claims and upland mining leases, all of which give Contango the exclusive right to explore and develop minerals on these lands. Additional information can be found on our web page at www.contangoore.com.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements regarding Contango that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango’s current expectations and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “projects”, “anticipates”, “plans”, “estimates”, “intends”, “believes”, “ensures”, “forecasts”, “predicts”, “proposes”, “contemplates”, “aims”, “seeks”, “continues”, “potential”, “positioned”, “strategy”, “outlook”, “future”, “going forward”, “designed to”, and similar expressions or other words of similar meaning, and the negatives thereof, or stating that certain actions, events or results “may”, “might”, “will”, “should”, “would”, or “could” be taken, or that they are “possible”, “probable”, or “likely” to occur or be achieved). However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those reflected in the statements. These risks include, but are not limited to: the risks of the exploration and the mining industry (for example, operational risks in exploring for and developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV; inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s operations program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

CONTACTS:

Contango ORE, Inc.
Rick Van Nieuwenhuyse

(907) 388-7770

www.contangoore.com